Filed Pursuant to Rule 497

 File No. 333-214232

FS ENERGY TOTAL RETURN FUND

Supplement dated March 26, 2020

to

the Prospectus and Statement of Additional Information, dated February 28, 2020

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Energy Total Return Fund (the “Fund”), dated February 28, 2020 (as may be supplemented and amended, the “Prospectus”). Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

You should carefully consider the “Types of Investments and Related Risks” beginning on page 37 of the Prospectus before you decide to invest in the Fund’s Shares.

*** IMPORTANT NOTICE REGARDING FUND REORGANIZATION ***

On March 19, 2020, at a special meeting of shareholders, the shareholders of the Fund approved an Agreement and Plan of Reorganization providing for the reorganization of the Fund into a newly organized series of FS Series Trust.

The reorganization is currently expected to take effect on or about May 4, 2020, subject to market conditions.

Please retain this supplement for future reference.